UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

Amendment No. 2
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

CAPITAL CITY BANK GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 671-0300

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAPITAL CITY BANK GROUP, INC.

FORM 8-K/A
CURRENT REPORT

Item 4.01 Changes in Registrant’s Certifying Accountant.

Capital City Bank Group, Inc. (the “Company”) makes this Amendment No. 2 to its Form 8-K dated December 21, 2006 to report that (1) KPMG LLP (“KPMG”) completed its audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2006, (2) the Company filed its Form 10-K on March 15, 2007, and (3) as a result of the foregoing, the Company’s previously reported dismissal of KPMG as its independent registered public accounting firm became effective on March 15, 2007 when the Company filed its Form 10-K for the year ended December 31, 2006.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 contained a separate paragraph stating that “As discussed in Note 1 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 123R, Share Based Payment, as of January 1, 2006, SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132R, as of December 31, 2006 and Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, as of January 1, 2006.”

In addition, KPMG’s audit reports on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2006 and 2005 and the subsequent interim period from January 1, 2007 through March 15, 2007, (i) there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in their opinions to the subject matter of the disagreement, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K with respect to the Company.

The Company has provided KPMG with a copy of the foregoing statements and has requested and expects to receive from KPMG a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of the letter from KPMG will be filed as an amendment to this Form 8-K/A within two business days of its receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: March 21, 2006	/s/ William G. Smith, Jr.

William G. Smith, Jr. Chairman, President, and Chief Executive Officer